EXCHANGE TRADED CONCEPTS TRUST

INNOVATION SHARES NEXTGEN PROTOCOL ETF
(NYSE Arca Ticker: KOIN)

Supplement dated October 23, 2020 to the currently effective
Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information for the Innovation Shares NextGen Protocol ETF (the “Fund”) and should be read in conjunction with those documents.

The Fund seeks to provide investment results that, before fees and expenses, track the performance of the Innovation Labs Blockchain Innovators Index (the “Index”). Effective November 6, 2020, the name of the Fund will change to Capital Link NextGen Protocol ETF and the name of the Index will change to ATFI Global NextGen Fintech Index. All references to the Fund and the Index are revised accordingly. These changes will have no effect on the Fund’s investment objective or principal investment strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

INN-SK-004-0100